                                 [CERTIFICATE]

        COMMON STOCK                                       COMMON STOCK

                               BiznessOnline.com

          NUMBER                                               SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
    IN DENVER, COLORADO AND
      NEW YORK, NEW YORK                             CUSIP 091791 10 3


           THIS CERTIFIES THAT


           is the owner of

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                ONE CENT ($.01) EACH OF THE COMMON STOCK OF

BIZNESSONLINE.COM, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

                                    [SEAL]
                            BIZNESSONLINE.COM, INC.
                                 INCORPORATED
                                     1998
                                   DELAWARE


/s/ Mark E. Munro                                   /s/ Mark E. Munro
TREASURER                                           PRESIDENT AND CHIEF
                                                    EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
   AMERICAN SECURITIES TRANSFER & TRUST, INC.
                 P.O. Box 1596
            Denver, Colorado 80201
                       TRANSFER AGENT AND REGISTRAR

BY

     AUTHORIZED SIGNATURE

-----------------------------------------------------
           AMERICAN BANK NOTE COMPANY
              680 BLAIR MILL ROAD
               HORSHAM, PA 19044
                (215) 657-3480
-----------------------------------------------------
         SALES: DAN BURNS: 617-786-7600
         /NET/BANKNOTE/HOME 40/BIZ61269
-----------------------------------------------------


-----------------------------------------------------
PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
            PROOF OF MARCH 24, 1999
            BIZNESSONLINE.COM, INC.
                  H 61269face
-----------------------------------------------------
            OPERATOR:            hj
-----------------------------------------------------
                      NEW
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

                            BIZNESSONLINE.COM, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -- as tenants in common             UNIF GIFT MIN ACT --         Custodian
     TEN ENT -- as tenants by the entireties                         ---------         -----------
     JT TEN  -- as joint tenants with rights                          (Cust)              (Minor)
                of survivorship and not as                           Under Uniform Gifts to Minors
                tenants in common                                        Act ________________
                                                                                (State)


     Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------

--------------------------------------------------------------------------------
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -------------------------------


                      ----------------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By
--------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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      AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
         680 BLAIR MILL ROAD                              PROOF OF MARCH 24, 1999
          HORSHAM, PA 19044                               BIZNESSONLINE.COM, INC.
           (215) 657-3480                                        H 61269BACK
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   SALES:  DAN BURNS: 617-786-7600                  OPERATOR:                         hj
-----------------------------------------------------------------------------------------------
   /NET/BANKNOTE/HOME 40/BIZ61269                                     NEW
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